UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): February 23, 2023

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 23, 2023, Novo Integrated Sciences, Inc., a Nevada corporation (the “Company”) entered into a securities purchase agreement (the “SPA”) with Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”), pursuant to which the Company issued an 12% unsecured promissory note (the “Note”) with a maturity date of February 23, 2024 (the “Maturity Date”), in the principal sum of $573,000 (the “Principal Sum”). In addition, the Company issued a common stock purchase warrant for the purchase of up to 1,000,000 shares of the Company’s common stock (the “Warrant”) to the Holder pursuant to the SPA. Pursuant to the terms of the Note, the Company agreed to pay the Principal Sum to the Holder and to pay interest on the principal balance at the rate of 12% per annum. The Note carries an original issue discount (“OID”) of $57,300. Accordingly, on the Closing Date (as defined in the SPA), the Holder paid the purchase price of $515,700 in exchange for the Note and Warrant. The Holder may convert the Note into the Company’s common stock (the “Common Stock”), at any time at a conversion price equal to $0.175 per share, subject to adjustment as provided in the Note (including but not limited to certain price protection provisions in case of future dilutive offerings, subject to certain customary exempt transactions) as well as certain beneficial ownership limitations.

Pursuant to the terms of the Note, the Company agreed to pay accrued interest monthly as well as the Principal Sum as follows: (i) $57,300 on August 23, 2023, (ii) 57,300 on September 23, 2023, (iii) $57,300 on October 23, 2023, (iv) $100,000 on November 23, 2023, (v) $100,000 on December 23, 2023, (vi) $100,000 on January 23, 2023, and (vii) all remaining amounts owed under the Note on the Maturity Date (each of the aforementioned payments are an “Amortization Payment”). If the Company fails to make any Amortization Payment, then the Holder shall have the right to convert the amount of such respective Amortization Payment into shares of Common Stock as provided in this Note at the lesser of (i) the then applicable conversion price under the Note or (ii) 85% of the lowest VWAP of our Common Stock on any trading day during the five (5) trading days prior to the respective conversion date.

The Company may prepay the Note at any time prior to the date that an Event of Default (as defined in the Note) (each an “Event of Default”) occurs at an amount equal to the Principal Sum then outstanding plus accrued and unpaid interest (no prepayment premium) plus $750.00 for administrative fees. The Note contains customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Note, Warrant, or SPA.

Upon the occurrence of any Event of Default, the Note shall become immediately due and payable and the Company shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount equal to the Principal Sum then outstanding plus accrued interest multiplied by 125% (the “Default Amount”). Upon the occurrence of an Event of Default, additional interest will accrue from the date of the Event of Default at the rate equal to the lower of 16% per annum or the highest rate permitted by law.

The Warrant is exercisable for five years from February 23, 2023, at an exercise price of $0.25 per share (the “Exercise Price”), subject to adjustment as provided in the Warrant. The Warrant also contains certain cashless exercise provisions as well as price protection provisions providing for adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants and the Exercise Price in case of future dilutive offerings, subject to certain customary exempt transactions.

As additional consideration for the purchase of the Note and pursuant to the terms of the SPA, the Company issued 955,000 restricted shares of the Company’s Common Stock (the “Commitment Shares”) to the Holder at closing. The SPA contains customary representations, warranties, and covenants of the Company, including, among other things and subject to certain exceptions, piggy-back registration rights with respect to the Commitment Shares as well as the shares of Common Stock underlying the Note and Warrant. In addition to the beneficial ownership limitations provided in the Note and Warrant, the sum of the number of shares of Common Stock that may be issued under the SPA (including the Commitment Shares), Note, and Warrant shall be limited to 19.99% of the issued and outstanding Common Stock on the closing date (equal to 27,720,448 shares) as further described in the SPA, unless shareholder approval to exceed such limitation is obtained by the Company.

The foregoing descriptions of the Warrant, Note, and SPA do not purport to be complete and are qualified in its entirety by reference to the full text of the Warrant, Note, and SPA, copies of which are filed herewith as Exhibits 4.1, 10.1, and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of the equity securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, the recipient is an accredited investor, the recipient acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Common Stock Purchase Warrant, dated as of February 23, 2023, by and between Novo Integrated Sciences, Inc. and Mast Hill Fund, L.P.
10.1	Promissory Note, dated as of February 23, 2023, by and between Novo Integrated Sciences, Inc. and Mast Hill Fund, L.P.
10.2	Securities Purchase Agreement, dated as of February 23, 2023, by and between Novo Integrated Sciences, Inc. and Mast Hill Fund, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: March 1, 2023	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer